Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 9/30/95
          File No. 811-2353
          Page 1


          A  special meeting  of  Registrant's  shareholders  was  held  on
          September  19, 1995.    Votes regarding  the  items submitted  to
          shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              247,492,772
                       WITHHELD           6,345,969

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              247,645,075
                       WITHHELD           6,193,665

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              247,619,691
                       WITHHELD           6,219,049

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              247,645,075
                       WITHHELD           6,193,665

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              247,619,691
                       WITHHELD           6,219,049

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              247,289,701
                       WITHHELD           6,549,039












          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 9/30/95
          File No. 811-2353
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              247,238,933
                       WITHHELD           6,599,807

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              247,543,539
                       WITHHELD           6,295,201

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              247,645,075
                       WITHHELD           6,193,665


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR              243,201,036
                       AGAINST            2,666,128
                       ABSTAIN            5,736,995




























          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 9/30/95
          File No. 811-2353
          Page 3


          Item 3:  New Investment Management Agreement
          Kemper Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R         243,500,156
                    AGAINST       6,069,612
                    ABSTAIN      12,211,998

          Kemper Intermediate Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R           1,047,782
                    AGAINST               0
                    ABSTAIN           9,190


          Item 4B: New Rule 12B-1 Distribution Plan (For Class B Shareholders Only)
          Kemper Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R           1,720,054
                    AGAINST          27,311
                    ABSTAIN          82,745

          Kemper Intermediate Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R             150,242
                    AGAINST               0
                    ABSTAIN           9,993




















          Exhibit 77C
          Kemper National Tax-Free Income Series
          Form N-SAR for the period ended 9/30/95
          File No. 811-2353
          Page 4


          Item 4C: New Rule 12B-1 Distribution Plan (For Class C Shareholders Only)
          Kemper Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R              54,400
                    AGAINST           1,055
                    ABSTAIN             929


          Kemper Intermediate Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R              66,958
                    AGAINST               0
                    ABSTAIN               0




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